 EXHIBIT 99.1

WMALT 2005-4

Preliminary Structure – Paydown Rules (As of 05/04/05)

Group 4

1. Pay Class 4A1 its priority amount until retired.
2. Pay Super-NAS Class 4A2 its priority amount until retired
3. Pay Classes 4A3 and 4A4 pro-rata until retired
4. Pay Class 4A2 until retired
5. Pay Class 4A1 until retired

Collateral: 30yr Jumbo ALT-A
Size: ~$194mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 6-> 20 18CPR / 12 months)
NAS Bonds: Yes, 4A1. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:  Yes, 4A2.  The bond is locked out of principal for 60 months.  The priority fraction is (Balance of Total NAS + Catalyst) / (Sum of Classes 4A2 and 4A3) * NAS Shift Percentage).  The NAS will at most receive 99.00% of the total principal distribution to Classes 4A2 and 4A3 in the aggregate.  The Super NAS Catalyst is $25,205,759.  This bond has the same standard NAS Shift percentage schedule as Classes 4A1.

Z-Bonds: No.
AAA Support: No.
Floaters: Yes, 4A3. Rate = 1_Mo_LIBOR plus 0.55, Floor = 0.55%,
Cap = 9.5%. The initial coupon is 3.64%. Zero day delay.
Inverse IO: Yes, 4A4. Rate = 4.95 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 4.95%. Notional balance follows Class 4A3. The initial coupon is 1.86%. Zero day delay.
Retail Classes: No.

Cap Contract:  The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the Dec 25, 2010 pay date.  The lower strike will be 4.95% and the upper strike will be 8.95%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 4A3 and will not be available for Class 4A4.   The notional balance of the cap contract will never exceed the balance of Class 4A3. The cap contract will accrue on a 30/360 basis.  The cap counterparty is unknown.

Init LIBOR: 3.09%

Notes
Deal settles: 5/28/2004 Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%
WACIO’s crossed: Class 4X expressed as a 5.50% coupon.
WACPO’s: 4P.

WMALT 2005-4

Preliminary Structure – Paydown Rules (As of 04/28/05)

Group 3
1. Pay Class 3A7 and 3A8 pro-rata its priority amount until retired
2. Pay until Class 3A6 is retired.
a. Pay 13.8964076821% in the following manner:
i. Pay Super-NAS Classes 3A11 and 3A12 pro-rata its priority amount until retired.
ii. Pay Classes 3A9 and 3A13 pro-rata until retired.
iii. Pay Classes 3A11 and 3A12 pro-rata until retired.
a. Pay 86.1035923179% in the following manner:
i. Pay Classes 3A3, 3A5 and 3A1 pro-rata until retired.
ii. Pay Class 3A6 until retired.
3. Pay Class 3A7 and 3A8 pro-rata until retired

Collateral: 30yr Conforming ALT-A
Size: ~$625mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 6-> 20 18CPR / 12 months)
NAS Bonds: Yes, 3A7 and 3A8. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:  Yes, 3A11 and 3A12.  The two bonds are locked out of principal for 60 months.  The priority fraction is ((Balance of NAS + Catalyst) / (Sum of Classes 3A11, 3A9 and 3A14) * NAS Shift Percentage).  The NAS will at most receive 99.00% of the total principal distribution to Classes 3A11, 3A9 and 3A14 in the aggregate.  The Super NAS Catalyst is $11,298,107.  This bond has the same standard NAS Shift percentage schedule as Classes 3A7 and 3A8.

Z-Bonds: No.
AAA Support: Yes, Class 3A8 is a mezz for Class 3A7, Class 3A5 is a mezz for Class 3A3 and Class 3A12 is a mezz for Class 3A11.
Floaters: Yes. Class 3A3: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.31%. Zero day delay.
Class 3A1: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.45%. Zero day delay.
Class 3A9: Rate = 1_Mo_LIBOR plus 0.40, Floor = 0.40%,
Cap = 9.0%. The initial coupon is 3.48%. Zero day delay.
Class 3A13: Rate = 1_Mo_LIBOR plus 0.50, Floor = 0.50%,
Cap = 9.0%. The initial coupon is 3.58%. Zero day delay.
Inverse IO: Yes. Class 3A4: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class 3A3. The initial coupon is 2.19%. Zero day delay.
Class 3A2: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class 3A1. The initial coupon is 2.05%. Zero day delay.
Class 3A10: Rate = 5.10 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.10%. Notional balance follows Class 3A9. The initial coupon is 2.02%. Zero day delay.
Class 3A14: Rate = 5.00 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.00%. Notional balance follows Class 3A13. The initial coupon is 1.92%. Zero day delay.

Cap Contract:  For Class 3A3: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the February 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 3A3 and will not be available for Class 3A4.  The notional balance of the cap contract will never exceed the balance of Class 3A3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

For Class 3A1: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the February 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 3A1 and will not be available for Class 3A2.  The notional balance of the cap contract will never exceed the balance of Class 3A1.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

For Class 3A9: The Cap contract was generated at 14% CPR.  The cap contract will be in effect through the May 25, 2035 pay date.  The lower strike will be 5.10% and the upper strike will be 8.60%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 3A9 and will not be available for Class 3A10.  The notional balance of the cap contract will never exceed the balance of Class 3A9.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

For Class 3A13: The Cap contract was generated at 90% PPC.  The cap contract will be in effect through the May 25, 2035 pay date.  The lower strike will be 5.00% and the upper strike will be 8.50%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 3A13 and will not be available for Class 3A14.  The notional balance of the cap contract will never exceed the balance of Class 3A13.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR: For Class 3A3: 2.86%, for Class 3A1: 3.00%, for Class 3A9: 3.08% and for Class 3A13: 3.08%.

Notes
Deal settles: 5/28/2004 Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%

WMALT 2005-4

Preliminary Structure – Paydown Rules (As of 04/28/05)

Group 2

1. Pay Class 2A1 its priority amount until retired.
2. Pay until Class 2A5 is retired:
a. Pay 12.5000000015% in the following manner:
i. Pay Class 2A6 until retired.
ii. Pay Class 2A7 until retired.
b. Pay 12.5000000015% in the following manner:
i. Pay Class 2A8 until retired.
ii. Pay Class 2A9 until retired.
c. Pay 74.9999999970% in the following manner:
i.. Pay Class 2A2 and 2A4 pro-rata until retired.
ii. Pay Class 2A5 until retired.
3. Pay Class 2A1 until retired.

Collateral: 30yr Jumbo ALT-A
Size: ~$194mm
Passthru Rate: 5.50%
Pricing Speed: 120% PPC (8 6-> 20 18CPR / 12 months)
NAS Bonds: Yes, 2A1. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.
Z-Bonds: No.
AAA Support: No.
Floaters: Yes, 2A2. Rate = 1_Mo_LIBOR plus 0.55, Floor = 0.55%,
Cap = 9.5%. The initial coupon is 3.57%. Zero day delay.
Inverse IO: Yes, 2A3. Rate = 4.95 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 4.95%. Notional balance follows Class 2A2. The initial coupon is 1.93%. Zero day delay.
Retail Classes: No.

Cap Contract:  The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the May 25, 2012 pay date.  The lower strike will be 4.95% and the upper strike will be 8.95%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 2A2 and will not be available for Class 2A3.   The notional balance of the cap contract will never exceed the balance of Class 2A2. The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR: 3.02%

Notes
Deal settles: 5/28/2004 Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%
WACIO’s crossed: Class 2X expressed as a 5.50% coupon.
WACPO’s: 2P.
Subordinate classes: SUB2(not broken down into B1-6 for Bloomberg model)

WMALT 2005-4

Preliminary Structure – Paydown Rules (As of 04/28/05)

Group 1
1. Pay Class 1A7 and 1A8 pro-rata its priority amount until retired
2. Pay until Class 1A6 is retired.
a..Pay Classes 1A3, 1A5, 1A1, and 1A9 pro-rata until retired.
b. Pay Class 1A6 until retired.
3. Pay Class 1A7 and 1A8 pro-rata until retired

Collateral: 30yr Conforming ALT-A
Size: ~$625mm
Passthru Rate: 5.50%
Pricing Speed: 100% PPC (8 6-> 20 18CPR / 12 months)
NAS Bonds: Yes, 1A7 and 1A8. Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance). This is the same NAS as in the WMALT 2005-1 deal.
Super-NAS: No.
Z-Bonds: No.
AAA Support: Yes, Class 1A8 is a mezz for Class 1A7 and Class 1A5 is a mezz for Class 1A3.
Floaters: Yes. Class 1A3: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.31%. Zero day delay.
Class 1A1: Rate = 1_Mo_LIBOR plus 0.45, Floor = 0.45%,
Cap = 9.0%. The initial coupon is 3.45%. Zero day delay.
Inverse IO: Yes. Class 1A4: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class 1A3. The initial coupon is 2.19%. Zero day delay.
Class 1A2: Rate = 5.05 minus 1_Mo_LIBOR. Floor = 0.0%,
Cap = 5.05%. Notional balance follows Class 1A1. The initial coupon is 2.05%. Zero day delay.

Cap Contract:  For Class 1A3: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the February 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 1A3 and will not be available for Class 1A4.  The notional balance of the cap contract will never exceed the balance of Class 1A3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

For Class 1A1: The Cap contract was generated at the pricing speed and will extend the expected life of the bond.  The cap contract will be in effect through the February 25, 2016 pay date.  The lower strike will be 5.05% and the upper strike will be 8.55%.  The cap of the floater in any given period will be 9.00%.  The cap contract is for Class 1A1 and will not be available for Class 1A2.  The notional balance of the cap contract will never exceed the balance of Class 1A1.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is Bear Stearns.

Init LIBOR: For Class 1A3: 2.86%, for Class 1A1: 3.00%.
Residual Class: The residual class(es) will reside in Group 1.

Notes
Deal settles: 5/28/2004 Deal closing date: 5/25/2005
Accrual date: 5/01/2005
Floater accrual date: 5/25/2005
Investor closing date: 5/31/2005
First pay date: 6/25/2005
Clean-up call: 10%
WACIO’s crossed: Class 1X expressed as a 5.50% coupon.
WACPO’s: 1P.
Subordinate classes: SUB1(do not break out B1-6 on Bloomberg model)